Exhibit 10.7

SHARE PLEDGE AGREEMENT

This Share Pledge Agreement(this “Agreement”) is made on ____________ 2022 between:

Party A:	Beijing NeoTV Cultural Communication Co., Ltd. (the “Pledgee”), a company incorporated with limited liability in the People’s Republic of China (the “PRC”, for this Agreement only, excluding Hong Kong, Macau and Taiwan) with united social credit code of 91110108MABWRRRRXE;

Party B:	Lin Yuxin, with ID No. 310108197511204015;
Shanghai NeoTV Investment Management Partnership (L.P.), with social credit code 9131012034241692X3;
Zhou Yingdi, with ID No.: 310105195403230461;
Zhou Bin, with ID No. 330105198602170016; and
Wang Lili, with ID No. 130403197410130628.
(The above shareholders referred to under Party B shall be individually or collectively referred to as the “Pledgor(s)”.)

Party C:	Shanghai NeoTV Cultural Communication Co., Ltd., a company limited by shares incorporated in the PRC with a united social credit code of 91310000787842032J.

In this Agreement, Pledgee, Pledgor(s) and Party C shall each be referred to hereinafter as a “Party” and collectively as the “Parties”.

Whereas:

1.	The Pledgors collectively hold 49,494,948 shares of Party C, representing 79.3891% of the total share capital of Party C, of which Lin Yuxin holds 35,055,008 shares of Party C, representing 56.2276% of the total share capital of Party C; Shanghai NeoTV Investment Management Partnership (L.P.) holds 13,200,264 shares of Party C, representing 21.1730% of the total share capital of Party C; Zhou Yingdi holds 691,441 shares of Party C, representing 1.1091% of the total share capital of Party C; Zhou Bin holds 328,235 shares of Party C, representing 0.5265% of the total share capital of Party C; and Wang Lili holds 220,000 shares of Party C, representing 0.3529% of the total share capital of Party C.

2.	Party C is a company limited by shares incorporated in the PRC engaging in “licensed items”: performance brokerage; Internet information service. (The business requiring approvals in accordance with laws shall be conducted only after the approvals are obtained from the relevant authorities. The specific business items shall be subject to the approval documents or certificates of the relevant authorities.) General items: technology development, technology transfer, technical consulting and technical services in the field of network information technology; software development; wholesale of computer hardware, software, and auxiliary equipment, retail of computer hardware, software, and auxiliary equipment; information consulting services (excluding information consulting services which require licenses); enterprise image planning; enterprise management consulting; graphic design and production; advertising design and agency; advertising production; advertising release (rather than radio, television, newspaper publisher); animation game development; conference and exhibition services; sports event planning; organizing sports performance activities. (it shall carry out its business activities at its sole discretion in accordance with its business license except for items subject to approval by law) “; Pledgee is a foreign-invested enterprise under the laws of the PRC.

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3.	On __________, 2022, Pledgee and Party C have executed the Exclusive Business Cooperation Agreement (the “Business Cooperation Agreement”), pursuant to which Party C exclusively retains the Pledgee for the provision of relevant business support, technical services and consulting services and agrees to pay to the Pledgee accordingly.

4.	On __________, 2022, Pledgee, Pledgors and Party C have executed the Exclusive Option Agreement (the “Exclusive Option Agreement”), pursuant to which Pledgors shall, to the extent permitted by the laws of the PRC and upon the request of the Pledgee, transfer all or part of their shares and/or assets in Party C to the Pledgee and/or any entity or individual designated by the Pledgee;

5.	On __________, 2022, Lin Yuxin, Shanghai NeoTV Investment Management Partnership (L.P.), Zhou Yingdi, Zhou Bin and Wang Lili respectively executed a Mandate Agreement with Pledgee (collectively, the “Mandate Agreements”; together with this Agreement, the Business Cooperation Agreement, the Exclusive Option Agreement and any modifications, amendments and restatements thereto, the “Transaction Documents”), pursuant to which Pledgor irrevocably authorizes the individual designated by the Pledgee to exercise all of his voting rights and other shareholder’s rights held in Party C.

6.	To guarantee Pledgors and Party C to perform their obligations under the Transaction Documents, Pledgors hereby pledge to the Pledgee all of their shares in Party C.

To perform the provisions of the Transaction Documents, the Parties mutually agree to execute this Agreement upon the following terms.

1.	Definitions

The following expressions, unless otherwise provided herein, have the following meanings:

1.1	“Pledge” means the security interest granted by Pledgor to Pledgee pursuant to Article 2 of this Agreement, i.e. the right of Pledgee to be repaid in priority out of the proceeds from the transfer, auction or sale of the shares.

1.2	“Pledged Shares” means all the shares lawfully held by the Pledgors currently in Party C, i.e. 35,055,008 shares of Party C held by Lin Yuxin, representing 56.2276% of the total share capital of Party C (corresponding to share capital of RMB 35,055,008); 13,200,264 shares of Party C held by Shanghai NeoTV Investment Management Partnership (L.P.), representing 21.1730% of the total share capital of Party C (corresponding to share capital of RMB 13,200,264); 691,441 shares of Party C held by Zhou Yingdi, representing 1.1091% of the total share capital of Party C (corresponding to share capital of RMB 691,441); 328,235 shares of Party C held by Zhou Bin, representing 0.5265% of the total share capital of Party C (corresponding to share capital of RMB 328,235); and 220,000 shares of Party C held by Wang Lili, representing 0.3529% of the total share capital of Party C (corresponding to share capital of RMB 220,000).

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1.3	“Term of Pledge” means the term set forth in Article 3 of this Agreement.

1.4	“Event of Default” means any of the circumstances set forth in Article 7 of this Agreement.

1.5	“Notice of Default” means the notice issued by the Pledgee in accordance with this Agreement declaring an Event of Default.

1.6	“Agreementual Obligations” means (1) all obligations of Pledgors under the Exclusive Option Agreement, the Mandate Agreement and this Agreement; and (2) all obligations of Party C under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement, the Mandate Agreements and this Agreement.

1.7	“Secured Indebtedness” means all direct, indirect and derivative losses and losses of foreseeable profits suffered by Pledgee, and all service fees and interest accrued thereon, liquidated damages (if any) and compensation payable to Pledgee, as a result of any Event of Default by Pledgors and/or Party C under the Transaction Documents. The amount of such losses shall be calculated in accordance with (including, without limitation) the reasonable business plan and profit forecast of Pledgee, the service fees payable by Party C under the Exclusive Business Cooperation Agreement, liquidated damages and relevant expenses under the Transaction Documents, and all costs incurred by Pledgee in connection with its enforcement of the Agreementual Obligations of Pledgors and/or Party C (including, without limitation, attorney’s fee, arbitration fee, fees and expenses for appraisal and auction of the Pledged Shares).

2.	Pledge

2.1	Pledgors hereby agree to pledge to Pledgee the Pledged Shares, which they legally own and have the right to dispose of, as security for the performance of the Agreementual Obligations and repayment of the Secured Indebtedness pursuant to this Agreement. Party C hereby agrees that Pledgors pledge the Pledged Shares to Pledgee pursuant to this Agreement. As of the date hereof, Lin Yuxin holds 35,055,008 shares of Party C, representing 56.2276% of the total share capital of Party C (corresponding to a share capital of RMB 35,055,008); Shanghai NeoTV Investment Management Partnership (L.P.) holds 13,200,264 shares of Party C, representing 21.1730% of the total share capital of Party C (corresponding to a share capital of RMB 13,200,264); Zhou Yingdi holds 691,441 shares of Party C, representing 1.1091% of the total share capital of Party C (corresponding to a share capital of RMB 691,441); Zhou Bin holds 328,235 shares of Party C, representing 0.5265% of the total share capital of Party C (corresponding to a share capital of RMB 328,235); and Wang Lili holds 220,000 shares of Party C, representing 0.3529% of the total share capital of Party C (corresponding to a share capital of RMB 220,000).

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2.2	During the term of the Pledge, unless prohibited by applicable laws and regulations, the Pledgee shall have the right to receive dividends distributed on the Pledged Shares. Without the prior written consent of Pledgee, Pledgors shall not be entitled to any dividends distributed on the Pledged Shares. Dividends received by Pledgors on account of the Pledged Shares after deduction of individual income tax paid by Pledgors shall be, as requested by Pledgee, (1) deposited into an account designated and supervised by Pledgee and used to secure the Agreementual Obligations, or (2) unconditionally donated to Pledgee or any other person designated by Pledgee in any manner permitted by PRC law, to the extent not prohibited by PRC laws.

2.3	In the event of any obvious decrease in the value of the Pledged Shares, which is sufficient to adversely affect Pledgee’s rights, Pledgee may request Pledgors to provide a corresponding guarantee in full amount. If Pledgors refuse to provide the required guarantee, Pledgee may at any time auction or sell off the Pledged Shares on behalf of Pledgors, and agree with Pledgors to use the proceeds from such auction or sell-off as pre-repayment of the Secured Indebtedness, or to deposit such proceeds with the local notary institution where Pledgee is domiciled (any fees incurred in relation thereto shall be borne by Pledgors). During the term of this Agreement, unless there is intentional misconduct or gross negligence of Pledgee, Pledgee shall not be liable in any way for reduction in the value of the Pledged Shares, nor shall Pledgors be entitled to any recourse in any way or make any claims on Pledgee in respect thereof.

2.4	Pledgors may subscribe for capital increase of Party C only with prior written consent of Pledgee. Any additional shares obtained by Pledgors as a result of the capital increase in Party C shall also be deemed as the Pledged Shares. The Parties shall enter into a further pledge agreement with respect thereto and complete registration of pledge on such additional shares. Pledgors shall cause Party C to record the pledge of the changed shares in the shareholders’ register of Party C within the same day of the change of the Pledged Shares (including, without limitation, the capital increase), apply for the amendment registration with the Registration Authority (as defined below) within a period agreed upon by the Parties following such change, and provide Pledgee with the original evidence of such registration with the Registration Authority in respect of the relevant Pledged Shares. For the purpose of this Agreement, the term “Business Day” shall mean any day except a Saturday, Sunday or other days on which commercial banks in the PRC are legally closed.

2.5	In the event that Party C is required to be dissolved or liquidated in accordance with the mandatory provisions of PRC laws, upon Party C’s dissolution or liquidation in accordance with law, any interests distributed to Pledgors by Party C in accordance with the law shall, upon the request of the Pledgee, be (1) deposited into an account designated and supervised by Pledgee and used to secure the Agreementual Obligations; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee in any way permitted under PRC laws, to the extent not prohibited under PRC laws.

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3.	Term of Pledge

3.1	The Pledge shall become effective as of the date of its registration with the local administration for market regulation authority (the “Registration Authority”) in the domicile of Party C. The term of the Pledge (the “Term of Pledge”) shall terminate until the Agreementual Obligations and the Secured Indebtedness, for which the Pledge provides security, have been fully performed or repaid. The parties agree that the pledgors and Party C shall, within the period required by the pledgee and in accordance with relevant applicable laws and regulations, submit an application for the set-up registration of the pledge of shares to the Registration Authority, correspondingly complete all the formalities for the registration of the pledge of all shares and obtain the registration notice issued by the Registration Authority. The Registration Authority shall completely and accurately record the pledge of shares in the register of pledge of shares. The parties jointly confirm that if necessary for the registration of the pledge of shares, the Parties hereto and all other shareholders of Party C (if any) shall submit to the Registration Authority this Agreement or a share pledge agreement executed in the form required by the Registration Authority in the domicile of Party C which shall truly reflect the information of the Pledge hereunder (the “Pledge Agreement for Registration Purposes”). For matters not specified in the Pledge Agreement for Registration Purposes, the Parties shall be bound by the provisions of this Agreement. In case of any inconsistency between the Pledge Agreement for Registration Purposes and this Agreement, this Agreement shall prevail.

3.2	During the Term of Pledge, in the event Pledgors and/or Party C fails to perform the Agreementual Obligations or repay the Secured Indebtedness, Pledgee shall have the right, but not the obligation, to dispose of the Pledge in accordance with the provisions of this Agreement.

4.	Custody of Share Records

4.1	During the Term of Pledge set forth in this Agreement, Pledgors shall deliver to Pledgee’s custody the share certificate and the shareholders’ register recording the Pledge within three (3) days after the completion of the share pledge registration formalities. Pledgee shall have custody of such documents during the entire Term of Pledge set forth in this Agreement.

4.2	Pledgee shall have the right to collect dividends accrued on the Pledged Shares during the Term of Pledge.

5.	Representations and Warranties of Pledgors

As of the date of this Agreement, each Pledgor and Party C hereby severally but not jointly represent and warrant to Pledgee that:

5.1	Pledgor is a PRC citizen with full capacity to conduct or a legal entity duly established under the PRC laws, and has full and independent legal status and legal capacity to execute, deliver and perform this Agreement, and may sue or be sued as an independent party; Party C is a company limited by shares duly registered and lawfully existing under the PRC laws, and has independent legal person status, and has full and independent legal status and legal capacity to execute, deliver and perform this Agreement, and may sue or be sued as an independent party.

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5.2	Unless otherwise provided in the Transaction Documents, Pledgor is the sole legal and beneficial owner of the Pledged Shares. Pledgee shall have the right to dispose of and transfer the Pledged Shares in accordance with the provisions set forth in this Agreement. As of the effective date of this Agreement, Pledgor is the legal owner of the Pledged Shares, and there are no existing or potential disputes known to Pledgor in relation to the ownership of the Pledged Shares.

5.3	Pledgor and Party C have full power, capacity and authority to execute and deliver this Agreement, and perform their obligations hereunder. When duly executed, this Agreement shall constitute legal, valid and binding obligations of Pledgor and Party C, enforceable against them in accordance with its terms.

5.4	Except for the Pledge stipulated in this Agreement, Pledgor has not placed any security interests or other encumbrances on the Pledged Shares. The Pledge hereunder shall constitute the first-ranking security interest over the Pledged Shares.

5.5	All reports, documents and information provided by Pledgor and Party C to Pledgee prior to the effectiveness of this Agreement regarding Pledgor and Party C and all matters required by this Agreement are true and accurate in all material aspects as of the effective date of this Agreement.

5.6	All reports, documents and information provided by Pledgor and Party C to Pledgee subsequent to the effectiveness of this Agreement regarding Pledgor and Party C and all matters required by this Agreement are true and valid in all material aspects at the time when they are provided.

5.7	Pledgor and Party C have obtained all consents and approvals from governmental authorities and third parties (if required) in connection with the execution, delivery and performance of this Agreement.

5.8	The execution, delivery and performance of this Agreement will not: (1) cause any violation of any applicable PRC laws; (2) be inconsistent with the articles of association, bylaws or other organizational documents of Party C; (3) cause the violation of any contracts or instruments to which any of them is a party or by which any of them is bound, or constitute any breach under any contracts or instruments to which any of them is a party or by which any of them is bound; (4) cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to any of them; (5) cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to any of them; or (6) cause a violation of all applicable laws, any agreements to which it is a party or by which it is bound on their assets, any judgment by any court, any arbitration award by any arbitration agency or any decision by any administrative agency.

5.9	There is no pending or, to the knowledge of the Pledgor, threatened litigation, legal proceeding or claim in any court or any arbitral tribunal against Pledgor, or its property, or the Pledged Shares, there is no pending or, to the knowledge of Pledgor, threatened litigation, legal proceeding or claim by any governmental or administrative authority against Pledgor, or its property, or the Pledged Shares, which shall be of material or detrimental effect on the economic condition of Pledgor or its ability to perform the obligations and the guarantee liabilities hereunder.

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6.	Covenants and Further Agreements of Pledgors

6.1	During the validity term of this Agreement, Pledgor and Party C hereby covenant to the Pledgee as follows:

	6.1.1	Each of them shall not, without the prior written consent of Pledgee, transfer the Pledged Shares, create or permit to be created any security interest or other encumbrance which may affect the rights and interests of Pledgee in the Pledged Shares, except for the performance of the Transaction Documents. Party C shall not assist or permit any Pledgor to create any new pledge or any other security interest on the Pledged Shares, and shall not assist or permit any Pledgor to transfer or otherwise dispose of the Pledged Shares. Without the prior written consent of Party A, any pledge or any other security interest placed on all or part of the Equity Shares shall be null and void.

	6.1.2	Pledgor shall comply with the provisions of all applicable laws and regulations regarding the Pledge, and within five (5) days of receipt of any notice, order or recommendation issued or enacted by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee’s reasonable request or upon the consent of Pledgee.

	6.1.3	Pledgor shall promptly notify Pledgee of any event or notice received by such Pledgor that may affect Pledgee’s rights in and to the Pledged Shares or any portion thereof, as well as any event or notice received by such Pledgor that may affect any warranty and other obligations of Pledgors arising out of this Agreement, and take all necessary measures upon Pledgee’s reasonable request to ensure Pledgee’s security interest in the Pledged Shares.

	6.1.4	Pledgor and Party C shall not do or permit to be done any act or action which may have a detrimental effect on the interests of Pledgee under the Transaction Documents or the Pledged Shares.

	6.1.5	Pledgor and Party C undertake that they shall, upon Pledgee’s reasonable request, take all necessary measures and execute all necessary documents (including but not limited to supplementary agreements hereto) to ensure Pledgee’s security interest in the Pledged Shares and the exercise and realization of such rights thereof.

	6.1.6	In the event of any transfer of the Pledged Shares resulting from the exercise of the Pledge hereunder, Pledgor shall waive the right of first refusal to purchase the Pledge, if any, entitled to Pledgee’s enforcement of the Pledge hereunder. Pledgor and Party C shall take all necessary measures and execute all necessary documents to effectuate such transfer.

	6.1.7	Pledgor and Party C undertake to apply to the competent Registration Authority for the registration of the pledge of shares hereunder in accordance with the provisions of this Agreement, and to provide all necessary cooperation to promptly complete such registration and to ensure that the Pledged Shares are always lawfully registered and that they have the right to pledge such Pledged Shares, unless otherwise arranged as requested by Pledgee.

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	6.1.8	Pledgor causes Party C (including its shareholders’ general meeting and board of directors) not to approve the sale, transfer, mortgage or disposition in any other manner of the assets of Party C, or allow the creation on Party C’s assets of any security interest, without the prior written consent of the Pledgee; nor shall Party C engage in any of the foregoing acts.

	6.1.9	To maintain the effectiveness of the Pledge, Pledgor and Party C shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims.

	6.1.10	Without the prior express written consent of Pledgee, Pledgor and Party C shall not undertake any action or omission that may have a material impact on the assets, business and liabilities of Party C.

	6.1.11	During the first month of each calendar quarter, Pledgor or Party C shall provide Pledgee with the financial statements of Party C for the previous calendar quarter, including (but not limited to) the balance sheet, income statement and cash flow statement.

6.2	Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be suspended or prejudiced by Pledgor or any of its successors or representatives or any other person through any legal proceedings.

6.3	To protect or perfect the contractual obligations secured by this Agreement, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all title certificates, deeds required by the Pledge and/or perform and cause other parties who have an interest in the Pledge to perform the acts required by the Pledgee, and to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding the ownership of the Pledged Shares with Pledgee or designees of Pledgee (natural person/legal person), and to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that deemed necessary by Pledgee.

6.4	Pledgor hereby undertakes to Pledgee that it will comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure of or partial performance of its guarantees, promises, agreements, representations and conditions, Pledgor shall indemnify Pledgee for all losses caused thereby.

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7.	Event of Default

7.1	The following circumstances shall be deemed Event of Default:

	7.1.1	Pledgor and/or Party C breach any obligations under the Transaction Documents and/or this Agreement;

	7.1.2	Any representation or warranty made by Pledgor in Article 5 of this Agreement contains material misrepresentations or errors, and/or Pledgor breaches any warranty contained in Article 5 of this Agreement;

	7.1.3	Pledgor and Party C fail to complete share pledge registration with the Registration Authority pursuant to Article 3.1;

	7.1.4	Pledgor and Party C breach any provisions of this Agreement;

	7.1.5	Except as specified in Article 6.1.1, Pledgor transfers or purports to transfer or waives the Pledged Shares or assigns the Pledged Shares without the written consent of Pledgee;

	7.1.6	Any loans, warranties, damages, covenants or other debts and liabilities of Pledgor to any third party (1) are required to be early repaid or performed due to breach by Pledgor; or (2) have become due but are not capable of being repaid or performed on a timely basis;

	7.1.7	Any approval, license, permit or authorization of any governmental authority that makes this Agreement enforceable, legal and valid is revoked, suspended, invalidated or materially changed;

	7.1.8	The promulgation of applicable laws makes this Agreement illegal or Pledgor unable to continue to perform its obligations under this Agreement;

	7.1.9	The occurrence of any adverse change in the properties or assets owned by Pledgor, which in Pledgee’s view, has impacted Pledgor’s ability to perform its obligations under this Agreement;

	7.1.10	The successor or trustee of Pledgor and/or Party C can only perform in part or refuse to perform its obligations under the Transaction Documents; and

	7.1.11	Any other circumstances under which Pledgee cannot or may be unable to exercise its rights with respect to the Pledge.

7.2	Upon knowledge or discovery of any circumstance described in Article 7.1 or the occurrence of any event that may lead to such circumstance, Pledgor and Party C shall immediately notify Pledgee in writing accordingly.

7.3	Unless any Event of Default set forth in Article 7.1 has been successfully resolved to the satisfaction of Pledgee, Pledgee may issue a Notice of Default to Pledgor when an Event of Default occurs or at any time after the occurrence of an Event of Default, requesting Pledgor to dispose of the Pledge pursuant to the provisions of Article 8 of this Agreement. Pledgee shall not be liable for any loss incurred by its duly exercise of such rights and powers.

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8.	Exercise of Pledge

8.1	Prior to the full performance of the obligations under the Transaction Documents, without the Pledgee’s written consent, Pledgor shall not transfer the shares of Party C or create any encumbrance on the shares of Party C it holds.

8.2	Pledgee may issue a Notice of Default to Pledgor when exercising the Pledge.

8.3	Subject to the provisions of Article 7.3, Pledgee may exercise the Pledge when, or at any time after, it issues the Notice of Default in accordance with Article 7.2.

8.4	Pledgee shall have the right to be paid in priority out of the proceeds from the transfer, auction or sale of all or any part of the shares pledged hereunder in accordance with applicable laws until the full performance by Party C and Pledgor of their obligations under the Transaction Documents. The proceeds acquired by Pledgee in the exercise of its rights and powers shall be used in the following order:

First, to pay for any and all expenses incurred in connection with the disposal of the Pledged Shares and the exercise by Pledgee of its rights and powers;
(including payment of remuneration to its legal counsel and agents);

Second, to pay for the taxes and fees incurred from the disposal of the Pledged Shares; and

Third, to make repayment of the Secured Indebtedness to Pledgee.

After the payment of the aforementioned amounts, the remaining balance shall be returned to Pledgor or other persons entitled to such remaining balance according to applicable laws or regulations, or be deposited to the local notary institution where Pledgee is domiciled (any fees incurred in relation thereto shall be borne by Pledgor).

8.5	When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

8.6	Pledgee shall be entitled to choose how to exercise the Pledge and any other remedy measures available to Pledgee, in full or in part. Pledgee shall not be obliged to exercise any other remedy measures prior to its exercise of the auction or sell-off of the Pledged Shares hereunder. How Pledgee exercises the Pledge and any other remedy measures available to Pledgee shall not affect the validity of the remaining Pledge or any other remedy measures available to Pledgee.

9.	Assignment

9.1	Without the prior written consent of Pledgee, Pledgor and Party C shall not assign or delegate their rights and obligations under this Agreement.

9.2	This Agreement shall be binding upon the legal assigns (for the avoidance of doubt, the legal assigns of Pledgor shall include any individual or entity who becomes a shareholder of Party C upon assignment of the shareholder’s rights of Pledgor, excluding any individual or entity who becomes a shareholder of Party C due to the exercise of rights under the Exclusive Option Agreement by Pledgee or any third party designated by Pledgee) or successors of the Parties. The successors or permitted assigns (if any) of Pledgor and Party C shall continue to perform the obligations of Pledgor and Party C under this Agreement and be legally bound by this Agreement. Pledgor hereby undertakes to Pledgee that it has made all appropriate arrangements and executed all necessary documents to ensure that in the occurrence of its death, incapacity, bankruptcy, divorce or any other circumstances that may affect its exercise of relevant rights as a shareholder, its heirs, guardians, creditors, spouses or other persons who may acquire the shares of Party C or relevant rights shall not affect or hinder the performance of this Agreement.

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9.3	At any time, Pledgee may assign any and all of its rights and obligations under the Transaction Documents and this Agreement to its designees (natural/legal persons), in which case the assigns shall have the rights and obligations of Pledgee under this Agreement, as if they were the original Parties hereto. When Pledgee assigns the rights and obligations under the Transaction Documents and this Agreement, upon request by Pledgee, Pledgor shall execute relevant agreements or other documents in connection with such assignment.

9.4	In the event of a change of Pledgee due to assignment, upon the request of Pledgee, Pledgor shall execute a new pledge agreement with the new pledgee in accordance with the same terms and conditions of this Agreement, and register the same with the relevant registration authority.

9.5	Pledgor shall strictly abide by the provisions of this Agreement and other contracts jointly or severally executed by the Parties hereto or any of them, including the Exclusive Option Agreement, the Mandate Agreement (as amended from time to time), perform its obligations hereunder and thereunder and refrain from any action/omission that may affect the validity and enforceability hereof and thereof. Pledgor shall not exercise any remaining rights with respect to the Pledged Shares hereunder unless in accordance with the written instructions given by Pledgee.

10.	Termination and Term

10.1	Upon full and complete performance of all Agreementual Obligations under the Transaction Documents by Pledgor and Party C, Pledgee shall, upon request of Pledgor, release the Pledge of the Pledged Shares hereunder as soon as reasonably practicable and cooperate with Pledgor to deregister the Pledge from the shareholders’ register of Party C and file the deregistration of the Pledge with the relevant registration authority.

10.2	In case the operation term of a Party expires during the term of this Agreement, that Party is obligated to timely apply for the extension of the operation term to the competent authorities, and ensure that the extended business license is obtained prior to the expiration of the operation term. Pledgee may terminate this Agreement unilaterally upon thirty (30) days prior notice. Unless otherwise required by applicable laws, Pledgor and Party C shall not have the right to terminate or dissolve this Agreement in any event.

10.3	The term of this Agreement shall continue until the full performance of the Agreementual Obligations or the full service of the Secured Indebtedness.

10.4	This Article 10.4 and Articles 12, 13 and 14 of this Agreement shall survive the termination of this Agreement.

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11.	Handling Fees and Other Expenses

All fees and out-of-pocket expenses relating to this Agreement, including but not limited to attorneys’ fees, costs of production, stamp tax and any other tax and fee, shall be borne by Party C. If the Pledgee is required to bear relevant taxes and fees by applicable laws, Pledgor shall cause Party C to fully reimburse all taxes and fees already paid by Pledgee.

12.	Confidentiality

The Parties confirm that any oral or written information exchanged in connection with this Agreement shall be considered confidential information. Each Party shall keep all such information confidential and shall not disclose any relevant information to any third party without the written consent of the other Parties, except for the information that: (1) is or will be in the public domain (other than as a result of the receiving Party’s disclosure to the public); (2) is required to be disclosed in accordance with applicable laws or rules or provisions of any stock exchange; or (3) is required to be disclosed by any Party to its legal counsels or financial advisors in connection with the transactions contemplated hereby, provided, however, that such legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Article. If the staff or agencies engaged by any Party disclose any confidential information, such Party shall be deemed to have disclosed such confidential information and shall bear legal liabilities for breach of this Agreement. This Article shall survive the termination of this Agreement for any reason.

13.	Governing Law and Resolution of Disputes

13.1	The execution, effectiveness, interpretation and performance of this Agreement and the resolution of disputes arising hereunder shall be governed by the formally promulgated and publicly available laws of the PRC.

13.2	In the event of any dispute with respect to the interpretation and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within thirty (30) days after either Party’s written request to the other Party for resolution of the dispute through negotiations, either Party may submit the relevant dispute to China International Economic and Trade Arbitration Commission (CIETAC) for arbitration, in accordance with its arbitration rules in effect at the time of applying for arbitration. The arbitration shall be conducted in Shanghai. The arbitral award shall be final and binding upon all Parties. The Party initiating the arbitration and the responding Party shall each appoint one arbitrator, and the third arbitrator shall be appointed by CIETAC.

13.3	In the event of any disputes arising from the interpretation and performance of this Agreement or during the pending arbitration of any dispute, except for the matters in dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

13.4	After the arbitration award is effective, any Party may apply to a court with competent jurisdiction for enforcement of such award.

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14.	Notices

	14.1	All notices and other communications required or permitted to be given pursuant to this Agreement shall be personally delivered or sent by registered mail, postage prepaid, commercial courier service, facsimile or email to the contact address of such Party. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

		14.1.1	Notices given by personal delivery, courier service or registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the mailing address specified in notices.

		14.1.2	Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

		14.1.3	Notices given by e-mail shall be deemed effectively given on the date on which the e-mail is successfully transmitted if the sender receives the system information showing successful transmission or does not receive the system information within twenty-four (24) hours indicating non-delivery or return of the e-mail.

	14.2	Any Party may change its mailing address for notices at any time by giving notice to the other Parties in accordance with this Article.

15.	Severability

In the event that one or several provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or impaired in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of such invalid, illegal or unenforceable provisions.

16.	Entire Agreement

Unless as amended, supplemented or modified in writing after the execution of this Agreement, this Agreement shall constitute the entire and only agreement of the Parties hereto with respect to the subject matter hereof, and shall supersede all prior oral and written consultations, representations, contracts, understandings and communications of the Parties in respect of the subject matter of this Agreement. Any amendments or supplements to this Agreement shall be in writing. Except for the assignment by Pledgee of its rights hereunder pursuant to Article 9, the amendments of or supplements to this Agreement shall become effective only upon duly execution by the Parties hereto.

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17.	Non-Waiver

No exemption or grace period granted by Pledgee to Pledgor concerning any breach by Pledgee or delay by Pledgee in exercising any of its rights under the Transaction Documents or other agreements directly related thereto shall affect any of the rights of Pledgee under the Transaction Documents or other agreements directly related thereto or the laws of the PRC, nor shall it prejudice the rights of Pledgee to demand at any time hereafter the strict performance by Pledgor of the rights under the Transaction Documents or other agreements directly related thereto or the rights of Pledgee in relation to Pledgor’s subsequent breach of the obligations under the Transaction Documents or other agreements directly related thereto.

18.	Attachments

Attachments set forth herein shall be an integral part of this Agreement.

19.	Effectiveness

19.1	This Agreement shall become effective on the date when the Parties execute this Agreement. Any amendment, modification and supplement to this Agreement shall be in writing and shall become effective upon signature or seal of the Parties.

19.2	This Agreement is written in Chinese in a number of counterparts. Each Party shall hold one (1) copy, and the remaining copies shall be reserved for the application for registration of the Share Pledge with the Registration Authority. Each copy of this Agreement shall have the same validity.

Signature Page to Follow —

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[Signature Page to Share Pledge Agreement]

Party A:

Beijing NeoTV Cultural Communication Co., Ltd. (Seal)

By:
Name:
Position:	Legal Representative

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[Signature Page to Share Pledge Agreement]

Party B:

Lin Yuxin

By:

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[Signature Page to Share Pledge Agreement]

Party B:

Shanghai NeoTV Investment Management Partnership (L.P.) (Seal)

By:
Name:
Position:

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[Signature Page to Share Pledge Agreement]

Party B:

Zhou Yingdi

By:

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[Signature Page to Share Pledge Agreement]

Party B:

Zhou Bin

By:

19 / 48

[Signature Page to Share Pledge Agreement]

Party B:

Wang Lili

By:

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[Signature Page to Share Pledge Agreement]

Party C:

Shanghai NeoTV Cultural Communication Co., Ltd.

By:
Name:
Position:	Legal Representative

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Appendixes:

I: Share Certificate of Shanghai NeoTV Cultural Communication Co., Ltd.

II: Register of Shareholders of Shanghai NeoTV Cultural Communication Co., Ltd.

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Appendix I

Share Certificate of Shanghai NeoTV Cultural Communication Co., Ltd.

(No.: 001)

Company Name:	Shanghai NeoTV Cultural Communication Co., Ltd.

Date of Incorporation:	April 26, 2006

Registered Capital and Total Share Capital:	RMB 62,344,800, divided into 62,344,800 shares of RMB1.00 each

Name of Shareholder:	Lin Yuxin

Shareholder’s ID Card Number/Unified Social Credit Code:	310108197511204015

Number of Shares Held:	35,055,008 Shares

Note:	It is hereby certified that Lin Yuxin holds 35,055,008 shares of Shanghai NeoTV Cultural Communication Co., Ltd., representing 56.2276% of the total share capital of Shanghai NeoTV Cultural Communication Co., Ltd. (corresponding to the registered capital of RMB 35,055,008). In accordance with the Share Pledge Agreementexecuted on ___________, 2022, all 35,055,008 shares shall be pledged to Beijing NeoTV Cultural Communication Co., Ltd., and the pledge registration formalities with the registration authority shall be completed.

Shanghai NeoTV Cultural Communication Co., Ltd. (Seal)

By:
Name:
Position:	Legal Representative
Date:	2022

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Share Certificate of Shanghai NeoTV Cultural Communication Co., Ltd.

(No.: 002)

Company Name:	Shanghai NeoTV Cultural Communication Co., Ltd.

Date of Incorporation:	April 26, 2006

Registered Capital and Total Share Capital:	RMB 62,344,800, divided into 62,344,800 shares of RMB1.00 each

Name of Shareholder:	Shanghai NeoTV Investment Management Partnership (L.P.)

Shareholder’s ID Card Number/Unified Social Credit Code:	9131012034241692X3

Number of Shares Held:	13,200,264 Shares

Note:	It is hereby certified that Shanghai NeoTV Investment Management Partnership (L.P.) holds 13,200,264 shares of Shanghai NeoTV Cultural Communication Co., Ltd., representing 21.1730% of the total share capital of Shanghai NeoTV Cultural Communication Co., Ltd. (corresponding to the registered capital of RMB 13,200,264). In accordance with the Share Pledge Agreementexecuted on __________, 2022, all 13,200,264 shares shall be pledged to Beijing NeoTV Cultural Communication Co., Ltd., and the pledge registration formalities with the registration authority shall be completed.

Shanghai NeoTV Cultural Communication Co., Ltd. (Seal)

By:
Name:
Position:	Legal Representative
Date:	2022

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Share Certificate of Shanghai NeoTV Cultural Communication Co., Ltd.

(No.: 003)

Company Name:	Shanghai NeoTV Cultural Communication Co., Ltd.

Date of Incorporation:	April 26, 2006

Registered Capital and Total Share Capital:	RMB 62,344,800, divided into 62,344,800 shares of RMB1.00 each

Name of Shareholder:	Zhou Yingdi

Shareholder’s ID Card Number/Unified Social Credit Code:	310105195403230461

Number of Shares Held:	691,441 Shares

Note:	It is hereby certified that Zhou Yingdi holds 691,441 shares of Shanghai NeoTV Cultural Communication Co., Ltd., representing 1.1091% of the total share capital of Shanghai NeoTV Cultural Communication Co., Ltd. (corresponding to the registered capital of RMB 691,441). In accordance with the Share Pledge Agreementexecuted on ____________, 2022, all 691,441 shares shall be pledged to Beijing NeoTV Cultural Communication Co., Ltd., and the pledge registration formalities with the registration authority shall be completed.

Shanghai NeoTV Cultural Communication Co., Ltd. (Seal)

By:
Name:
Position:	Legal Representative
Date:	2022

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Share Certificate of Shanghai NeoTV Cultural Communication Co., Ltd.

(No.: 004)

Company Name:	Shanghai NeoTV Cultural Communication Co., Ltd.

Date of Incorporation:	April 26, 2006

Registered Capital and Total Share Capital:	RMB 62,344,800, divided into 62,344,800 shares of RMB1.00 each

Name of Shareholder:	Zhou Bin

Shareholder’s ID Card Number/Unified Social Credit Code:	330105198602170016

Number of Shares Held:	328,235 Shares

Note:	It is hereby certified that Zhou Yingdi holds 328,235 shares of Shanghai NeoTV Cultural Communication Co., Ltd., representing 0.5265% of the total share capital of Shanghai NeoTV Cultural Communication Co., Ltd. (corresponding to the registered capital of RMB 328,235). In accordance with the Share Pledge Agreementexecuted on ____________, 2022, all 328,235 shares shall be pledged to Beijing NeoTV Cultural Communication Co., Ltd., and the pledge registration formalities with the registration authority shall be completed.

Shanghai NeoTV Cultural Communication Co., Ltd. (Seal)

By:
Name:
Position:	Legal Representative
Date:	2022

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Share Certificate of Shanghai NeoTV Cultural Communication Co., Ltd.

(No.: 005)

Company Name:	Shanghai NeoTV Cultural Communication Co., Ltd.

Date of Incorporation:	April 26, 2006

Registered Capital and Total Share Capital:	RMB 62,344,800, divided into 62,344,800 shares of RMB1.00 each

Name of Shareholder:	Wang Lili

Shareholder’s ID Card Number/Unified Social Credit Code:	130403197410130628

Number of Shares Held:	220,000 Shares

Note:	It is hereby certified that Wang Lili holds 220,000 shares of Shanghai NeoTV Cultural Communication Co., Ltd., representing 0.3529% of the total share capital of Shanghai NeoTV Cultural Communication Co., Ltd. (corresponding to the registered capital of RMB 220,000). In accordance with the Share Pledge Agreementexecuted on _________, 2022, all 220,000 shares shall be pledged to Beijing NeoTV Cultural Communication Co., Ltd., and the pledge registration formalities with the registration authority shall be completed.

Shanghai NeoTV Cultural Communication Co., Ltd. (Seal)

By:
Name:
Position:	Legal Representative
Date:	2022

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Appendix II

Shanghai NeoTV Cultural Communication Co., Ltd.

_ _ _ _ _ _ 2022

Name:	ID Card Number/Unified Social Credit Code	Number of Shares Held and Certificate Number for the Shares Held	Share Pledge
Lin Yuxin	310108197511204015	Share Certificate No.: 001 Number of Shares Held: 35,055,008; Shareholding Ratio: 56.2276%	All of the 35,055,008 shares held by Lin Yuxin (representing 56.2276% of the total share capital) have been pledged to Beijing NeoTV Cultural Communication Co., Ltd.
Shanghai NeoTV Investment Management Partnership (L.P.)	9131012034241692X3	Share Certificate No.: 002 Number of Shares Held: 13,200,264; Shareholding Ratio: 21.1730%	All of the 13,200,264 shares held by Shanghai NeoTV Investment Management Partnership (L.P.) (representing 21.1730% of the total share capital) have been pledged to Beijing NeoTV Cultural Communication Co., Ltd.
Zhou Yingdi	310105195403230461	Share Certificate No.: 003 Number of Shares Held: 691,441; Shareholding Ratio: 1.1091%	All of the 691,441 shares held by Zhou Yingdi (representing 1.1091% of the total share capital) have been pledged to Beijing NeoTV Cultural Communication Co., Ltd.
Zhou Bin	330105198602170016	Share Certificate No.: 004 Number of Shares Held: 328,235; Shareholding Ratio: 0.5265%	All of the 328,235 shares held by Zhou Bin (representing 0.5265% of the total share capital) have been pledged to Beijing NeoTV Cultural Communication Co., Ltd.
Wang Lili	130403197410130628	Share Certificate No.: 005 Number of Shares Held: 220,000; Shareholding Ratio: 0.3529%	All of the 220,000 shares held by Wang Lili (representing 0.3529% of the total share capital) have been pledged to Beijing NeoTV Cultural Communication Co., Ltd.

Company: Shanghai NeoTV Cultural Communication Co., Ltd. (Seal)

By:
Name:
Position:	Legal Representative
Date:	2022

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SHARE PLEDGE AGREEMENT

This Share Pledge Agreement(this “Agreement”) is made on ____________ 2022 between:

Party A:	Beijing NeoTV Cultural Communication Co., Ltd. (the “Pledgee”), a company incorporated with limited liability in the People’s Republic of China (the “PRC”, for this Agreement only, excluding Hong Kong, Macau and Taiwan) with united social credit code of 91110108MABWRRRRXE;

Party B:	CITIC Securities Company Limited (the “Pledgor”, a company incorporated under China’s laws, with a unified social credit code No. 914403001017814402.

Party C:	Shanghai NeoTV Cultural Communication Co., Ltd., a company limited by shares incorporated in the PRC with a united social credit code of 91310000787842032J.

In this Agreement, Pledgee, Pledgor and Party C shall each be referred to hereinafter as a “Party” and collectively as the “Parties”.

Whereas:

7.	The Pledgor hold 756,000 shares of Party C, representing 1.2126% of the total share capital of Party C.

8.	Party C is a company limited by shares incorporated in the PRC engaging in “licensed items: performance brokerage; Internet information service. (The business requiring approvals in accordance with laws shall be conducted only after the approvals are obtained from the relevant authorities. The specific business items shall be subject to the approval documents or certificates of the relevant authorities.) General items: technology development, technology transfer, technical consulting and technical services in the field of network information technology; software development; wholesale of computer hardware, software, and auxiliary equipment, retail of computer hardware, software, and auxiliary equipment; information consulting services (excluding information consulting services which require licenses); enterprise image planning; enterprise management consulting; graphic design and production; advertising design and agency; advertising production; advertising release (rather than radio, television, newspaper publisher); animation game development; conference and exhibition services; sports event planning; organizing sports performance activities. (it shall carry out its business activities at its sole discretion in accordance with its business license except for items subject to approval by law)”; Pledgee is a foreign-invested enterprise under the laws of the PRC.

9.	On __________, 2022, Pledgee and Party C have executed the Exclusive Business Cooperation Agreement (the “Business Cooperation Agreement”), pursuant to which Party C exclusively retains the Pledgee for the provision of relevant business support, technical services and consulting services and agrees to pay to the Pledgee accordingly.

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10.	On __________, 2022, Pledgee, Pledgor and Party C have executed the Exclusive Option Agreement (the “Exclusive Option Agreement”), pursuant to which Pledgor shall, to the extent permitted by the laws of the PRC and upon the request of the Pledgee, transfer all or part of their shares and/or assets in Party C to the Pledgee and/or any entity or individual designated by the Pledgee;

11.	On __________, 2022, Pledgor executed a Mandate Agreement with Pledgee (collectively, the “Mandate Agreements”; together with this Agreement, the Business Cooperation Agreement, the Exclusive Option Agreement and any modifications, amendments and restatements thereto, the “Transaction Documents”), pursuant to which Pledgor irrevocably authorizes the individual designated by the Pledgee to exercise all of his voting rights and other shareholder’s rights held in Party C.

12.	To guarantee Pledgor and Party C to perform their obligations under the Transaction Documents, Pledgor hereby pledges to the Pledgee all of their shares in Party C.

To perform the provisions of the Transaction Documents, the Parties mutually agree to execute this Agreement upon the following terms.

20.	Definitions

The following expressions, unless otherwise provided herein, have the following meanings:

1.8	“Pledge” means the security interest granted by Pledgor to Pledgee pursuant to Article 2 of this Agreement, i.e. the right of Pledgee to be repaid in priority out of the proceeds from the transfer, auction or sale of the shares.

1.9	“Pledged Shares” means all the shares lawfully held by the Pledgor currently in Party C, i.e. 756,000 shares of Party C held by Pledgor, representing 1.2126% of the total share capital of Party C (corresponding to share capital of RMB 756,000).

1.10	“Term of Pledge” means the term set forth in Article 3 of this Agreement.

1.11	“Event of Default” means any of the circumstances set forth in Article 7 of this Agreement.

1.12	“Notice of Default” means the notice issued by the Pledgee in accordance with this Agreement declaring an Event of Default.

1.13	“Agreementual Obligations” means (1) all obligations of Pledgor under the Exclusive Option Agreement, the Mandate Agreement and this Agreement; and (2) all obligations of Party C under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement, the Mandate Agreements and this Agreement.

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1.14	“Secured Indebtedness” means all direct, indirect and derivative losses and losses of foreseeable profits suffered by Pledgee, and all service fees and interest accrued thereon, liquidated damages (if any) and compensation payable to Pledgee, as a result of any Event of Default by Pledgor and/or Party C under the Transaction Documents. The amount of such losses shall be calculated in accordance with (including, without limitation) the reasonable business plan and profit forecast of Pledgee, the service fees payable by Party C under the Exclusive Business Cooperation Agreement, liquidated damages and relevant expenses under the Transaction Documents, and all costs incurred by Pledgee in connection with its enforcement of the Agreementual Obligations of Pledgor and/or Party C (including, without limitation, attorney’s fee, arbitration fee, fees and expenses for appraisal and auction of the Pledged Shares).

21.	Pledge

2.6	Pledgor hereby agree to pledge to Pledgee the Pledged Shares, which they legally own and have the right to dispose of, as security for the performance of the Agreementual Obligations and repayment of the Secured Indebtedness pursuant to this Agreement. Party C hereby agrees that Pledgor pledge the Pledged Shares to Pledgee pursuant to this Agreement. As of the date hereof, Pledgor holds 756,000 shares of Party C, representing 1.2126% of the total share capital of Party C (corresponding to a share capital of RMB 756,000).

2.7	During the term of the Pledge, unless prohibited by applicable laws and regulations, the Pledgee shall have the right to receive dividends distributed on the Pledged Shares. Without the prior written consent of Pledgee, Pledgors shall not be entitled to any dividends distributed on the Pledged Shares. Dividends received by Pledgor on account of the Pledged Shares after deduction of individual income tax paid by Pledgors shall be, as requested by Pledgee, (1) deposited into an account designated and supervised by Pledgee and used to secure the Agreementual Obligations, or (2) unconditionally donated to Pledgee or any other person designated by Pledgee in any manner permitted by PRC law, to the extent not prohibited by PRC laws.

2.8	In the event of any obvious decrease in the value of the Pledged Shares, which is sufficient to adversely affect Pledgee’s rights, Pledgee may request Pledgor to provide a corresponding guarantee in full amount. If Pledgor refuses to provide the required guarantee, Pledgee may at any time auction or sell off the Pledged Shares on behalf of Pledgor, and agree with Pledgor to use the proceeds from such auction or sell-off as pre-repayment of the Secured Indebtedness, or to deposit such proceeds with the local notary institution where Pledgee is domiciled (any fees incurred in relation thereto shall be borne by Pledgor). During the term of this Agreement, unless there is intentional misconduct or gross negligence of Pledgee, Pledgee shall not be liable in any way for reduction in the value of the Pledged Shares, nor shall Pledgor be entitled to any recourse in any way or make any claims on Pledgee in respect thereof.

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2.9	Pledgor may subscribe for capital increase of Party C only with prior written consent of Pledgee. Any additional shares obtained by Pledgor as a result of the capital increase in Party C shall also be deemed as the Pledged Shares. The Parties shall enter into a further pledge agreement with respect thereto and complete registration of pledge on such additional shares. Pledgor shall cause Party C to record the pledge of the changed shares in the shareholders’ register of Party C within the same day of the change of the Pledged Shares (including, without limitation, the capital increase), apply for the amendment registration with the Registration Authority (as defined below) within a period agreed upon by the Parties following such change, and provide Pledgee with the original evidence of such registration with the Registration Authority in respect of the relevant Pledged Shares. For the purpose of this Agreement, the term “Business Day” shall mean any day except a Saturday, Sunday or other days on which commercial banks in the PRC are legally closed.

2.10	In the event that Party C is required to be dissolved or liquidated in accordance with the mandatory provisions of PRC laws, upon Party C’s dissolution or liquidation in accordance with law, any interests distributed to Pledgor by Party C in accordance with the law shall, upon the request of the Pledgee, be (1) deposited into an account designated and supervised by Pledgee and used to secure the Agreementual Obligations; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee in any way permitted under PRC laws, to the extent not prohibited under PRC laws.

22.	Term of Pledge

3.3	The Pledge shall become effective as of the date of its registration with the local administration for market regulation authority (the “Registration Authority”) in the domicile of Party C. The term of the Pledge (the “Term of Pledge”) shall terminate until the Agreementual Obligations and the Secured Indebtedness, for which the Pledge provides security, have been fully performed or repaid. The parties agree that Pledgor and Party C shall, within the period required by Pledgee and in accordance with relevant applicable laws and regulations, submit an application for the set-up registration of the pledge of shares to the Registration Authority, correspondingly complete all the formalities for the registration of the pledge of all shares and obtain the registration notice issued by the Registration Authority. The Registration Authority shall completely and accurately record the pledge of shares in the register of pledge of shares. The parties jointly confirm that if necessary for the registration of the pledge of shares, the Parties hereto and all other shareholders of Party C (if any) shall submit to the Registration Authority this Agreement or a share pledge agreement executed in the form required by the Registration Authority in the domicile of Party C which shall truly reflect the information of the Pledge hereunder (the “Pledge Agreement for Registration Purposes”). For matters not specified in the Pledge Agreement for Registration Purposes, the Parties shall be bound by the provisions of this Agreement. In case of any inconsistency between the Pledge Agreement for Registration Purposes and this Agreement, this Agreement shall prevail.

3.4	During the Term of Pledge, in the event Pledgor and/or Party C fails to perform the Agreementual Obligations or repay the Secured Indebtedness, Pledgee shall have the right, but not the obligation, to dispose of the Pledge in accordance with the provisions of this Agreement.

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23.	Custody of Share Records

4.3	During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee’s custody the share certificate and the shareholder register recording the Pledge within three (3) days after the completion of the share pledge registration formalities. Pledgee shall have custody of such documents during the entire Term of Pledge set forth in this Agreement.

4.4	Pledgee shall have the right to collect dividends accrued on the Pledged Shares during the Term of Pledge.

24.	Representations and Warranties of Pledgors

As of the date of this Agreement, Pledgor and Party C hereby severally but not jointly represent and warrant to Pledgee that:

5.10	Pledgor is a PRC citizen with full capacity to conduct or a legal entity duly established under the PRC laws, and has full and independent legal status and legal capacity to execute, deliver and perform this Agreement, and may sue or be sued as an independent party; Party C is a company limited by shares duly registered and lawfully existing under the PRC laws, and has independent legal person status, and has full and independent legal status and legal capacity to execute, deliver and perform this Agreement, and may sue or be sued as an independent party.

5.11	Unless otherwise provided in the Transaction Documents, Pledgor is the sole legal and beneficial owner of the Pledged Shares. Pledgee shall have the right to dispose of and transfer the Pledged Shares in accordance with the provisions set forth in this Agreement. As of the effective date of this Agreement, Pledgor is the legal owner of the Pledged Shares, and there are no existing or potential disputes known to Pledgor in relation to the ownership of the Pledged Shares.

5.12	Pledgor and Party C have full power, capacity and authority to execute and deliver this Agreement, and perform their obligations hereunder. When duly executed, this Agreement shall constitute legal, valid and binding obligations of Pledgor and Party C, enforceable against them in accordance with its terms.

5.13	Except for the Pledge stipulated in this Agreement, Pledgor has not placed any security interests or other encumbrances on the Pledged Shares. The Pledge hereunder shall constitute the first-ranking security interest over the Pledged Shares.

5.14	All reports, documents and information provided by Pledgor and Party C to Pledgee prior to the effectiveness of this Agreement regarding Pledgor and Party C and all matters required by this Agreement are true and accurate in all material aspects as of the effective date of this Agreement.

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5.15	All reports, documents and information provided by Pledgor and Party C to Pledgee subsequent to the effectiveness of this Agreement regarding Pledgor and Party C and all matters required by this Agreement are true and valid in all material aspects at the time when they are provided.

5.16	Pledgor and Party C have obtained all consents and approvals from governmental authorities and third parties (if required) in connection with the execution, delivery and performance of this Agreement.

5.17	The execution, delivery and performance of this Agreement will not: (1) cause any violation of any applicable PRC laws; (2) be inconsistent with the articles of association, bylaws or other organizational documents of Party C; (3) cause the violation of any contracts or instruments to which any of them is a party or by which any of them is bound, or constitute any breach under any contracts or instruments to which any of them is a party or by which any of them is bound; (4) cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to any of them; (5) cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to any of them; or (6) cause a violation of all applicable laws, any agreements to which it is a party or by which it is bound on their assets, any judgment by any court, any arbitration award by any arbitration agency or any decision by any administrative agency.

5.18	There is no pending or, to the knowledge of the Pledgor, threatened litigation, legal proceeding or claim in any court or any arbitral tribunal against Pledgor, or its property, or the Pledged Shares, there is no pending or, to the knowledge of Pledgor, threatened litigation, legal proceeding or claim by any governmental or administrative authority against Pledgor, or its property, or the Pledged Shares, which shall be of material or detrimental effect on the economic condition of Pledgor or its ability to perform the obligations and the guarantee liabilities hereunder.

25.	Covenants and Further Agreements of Pledgors

6.5	During the validity term of this Agreement, Pledgor and Party C hereby covenant to the Pledgee as follows:

	6.1.12	Each of them shall not, without the prior written consent of Pledgee, transfer the Pledged Shares, create or permit to be created any security interest or other encumbrance which may affect the rights and interests of Pledgee in the Pledged Shares, except for the performance of the Transaction Documents. Party C shall not assist or permit any Pledgor to create any new pledge or any other security interest on the Pledged Shares, and shall not assist or permit any Pledgor to transfer or otherwise dispose of the Pledged Shares. Without the prior written consent of Party A, any pledge or any other security interest placed on all or part of the Equity Shares shall be null and void.

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6.1.13	Pledgor shall comply with the provisions of all applicable laws and regulations regarding the Pledge, and within five (5) days of receipt of any notice, order or recommendation issued or enacted by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee’s reasonable request or upon the consent of Pledgee.

6.1.14	Pledgor shall promptly notify Pledgee of any event or notice received by such Pledgor that may affect Pledgee’s rights in and to the Pledged Shares or any portion thereof, as well as any event or notice received by such Pledgor that may affect any warranty and other obligations of Pledgor arising out of this Agreement, and take all necessary measures upon Pledgee’s reasonable request to ensure Pledgee’s security interest in the Pledged Shares.

6.1.15	Pledgor and Party C shall not do or permit to be done any act or action which may have a detrimental effect on the interests of Pledgee under the Transaction Documents or the Pledged Shares.

6.1.16	Pledgor and Party C undertake that they shall, upon Pledgee’s reasonable request, take all necessary measures and execute all necessary documents (including but not limited to supplementary agreements hereto) to ensure Pledgee’s security interest in the Pledged Shares and the exercise and realization of such rights thereof.

6.1.17	In the event of any transfer of the Pledged Shares resulting from the exercise of the Pledge hereunder, Pledgor shall waive the right of first refusal to purchase the Pledge, if any, entitled to Pledgee’s enforcement of the Pledge hereunder. Pledgor and Party C shall take all necessary measures and execute all necessary documents to effectuate such transfer.

6.1.18	Pledgor and Party C undertake to apply to the competent Registration Authority for the registration of the pledge of shares hereunder in accordance with the provisions of this Agreement, and to provide all necessary cooperation to promptly complete such registration and to ensure that the Pledged Shares are always lawfully registered and that they have the right to pledge such Pledged Shares, unless otherwise arranged as requested by Pledgee.

6.1.19	Pledgor causes Party C (including its shareholders’ general meeting and board of directors) not to approve the sale, transfer, mortgage or disposition in any other manner of the assets of Party C, or allow the creation on Party C’s assets of any security interest, without the prior written consent of the Pledgee; nor shall Party C engage in any of the foregoing acts.

6.1.20	To maintain the effectiveness of the Pledge, Pledgor and Party C shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims.

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	6.1.21	Without the prior express written consent of Pledgee, Pledgor and Party C shall not undertake any action or omission that may have a material impact on the assets, business and liabilities of Party C.

	6.1.22	During the first month of each calendar quarter, Pledgor or Party C shall provide Pledgee with the financial statements of Party C for the previous calendar quarter, including (but not limited to) the balance sheet, income statement and cash flow statement.

6.6	Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be suspended or prejudiced by Pledgor or any of its successors or representatives or any other person through any legal proceedings.

6.7	To protect or perfect the contractual obligations secured by this Agreement, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all title certificates, deeds required by the Pledge and/or perform and cause other parties who have an interest in the Pledge to perform the acts required by the Pledgee, and to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding the ownership of the Pledged Shares with Pledgee or designees of Pledgee (natural person/legal person), and to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that deemed necessary by Pledgee.

6.8	Pledgor hereby undertakes to Pledgee that it will comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure of or partial performance of its guarantees, promises, agreements, representations and conditions, Pledgor shall indemnify Pledgee for all losses caused thereby.

26.	Event of Default

7.4	The following circumstances shall be deemed Event of Default:

	7.1.12	Pledgor and/or Party C breach any obligations under the Transaction Documents and/or this Agreement;

	7.1.13	Any representation or warranty made by Pledgor in Article 5 of this Agreement contains material misrepresentations or errors, and/or Pledgor breaches any warranty contained in Article 5 of this Agreement;

	7.1.14	Pledgor and Party C fail to complete share pledge registration with the Registration Authority pursuant to Article 3.1;

	7.1.15	Pledgor and Party C breach any provisions of this Agreement;

	7.1.16	Except as specified in Article 6.1.1, Pledgor transfers or purports to transfer or waives the Pledged Shares or assigns the Pledged Shares without the written consent of Pledgee;

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	7.1.17	Any loans, warranties, damages, covenants or other debts and liabilities of Pledgor to any third party (1) are required to be early repaid or performed due to breach by Pledgor; or (2) have become due but are not capable of being repaid or performed on a timely basis;

	7.1.18	Any approval, license, permit or authorization of any governmental authority that makes this Agreement enforceable, legal and valid is revoked, suspended, invalidated or materially changed;

	7.1.19	The promulgation of applicable laws makes this Agreement illegal or Pledgor unable to continue to perform its obligations under this Agreement;

	7.1.20	The occurrence of any adverse change in the properties or assets owned by Pledgor, which in Pledgee’s view, has impacted Pledgor’s ability to perform its obligations under this Agreement;

	7.1.21	The successor or trustee of Pledgor and/or Party C can only perform in part or refuse to perform its obligations under the Transaction Documents; and

	7.1.22	Any other circumstances under which Pledgee cannot or may be unable to exercise its rights with respect to the Pledge.

7.5	Upon knowledge or discovery of any circumstance described in Article 7.1 or the occurrence of any event that may lead to such circumstance, Pledgor and Party C shall immediately notify Pledgee in writing accordingly.

7.6	Unless any Event of Default set forth in Article 7.1 has been successfully resolved to the satisfaction of Pledgee, Pledgee may issue a Notice of Default to Pledgor when an Event of Default occurs or at any time after the occurrence of an Event of Default, requesting Pledgor to dispose of the Pledge pursuant to the provisions of Article 8 of this Agreement. Pledgee shall not be liable for any loss incurred by its duly exercise of such rights and powers.

27.	Exercise of Pledge

8.7	Prior to the full performance of the obligations under the Transaction Documents, without the Pledgee’s written consent, Pledgor shall not transfer the shares of Party C or create any encumbrance on the shares of Party C it holds.

8.8	Pledgee may issue a Notice of Default to Pledgor when exercising the Pledge.

8.9	Subject to the provisions of Article 7.3, Pledgee may exercise the Pledge when, or at any time after, it issues the Notice of Default in accordance with Article 7.2.

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8.10	Pledgee shall have the right to be paid in priority out of the proceeds from the transfer, auction or sale of all or any part of the shares pledged hereunder in accordance with applicable laws until the full performance by Party C and Pledgor of their obligations under the Transaction Documents. The proceeds acquired by Pledgee in the exercise of its rights and powers shall be used in the following order:

First, to pay for any and all expenses incurred in connection with the disposal of the Pledged Shares and the exercise by Pledgee of its rights and powers;
(including payment of remuneration to its legal counsel and agents);

Second, to pay for the taxes and fees incurred from the disposal of the Pledged Shares; and

Third, to make repayment of the Secured Indebtedness to Pledgee.

After the payment of the aforementioned amounts, the remaining balance shall be returned to Pledgor or other persons entitled to such remaining balance according to applicable laws or regulations, or be deposited to the local notary institution where Pledgee is domiciled (any fees incurred in relation thereto shall be borne by Pledgor).

8.11	When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

8.12	Pledgee shall be entitled to choose how to exercise the Pledge and any other remedy measures available to Pledgee, in full or in part. Pledgee shall not be obliged to exercise any other remedy measures prior to its exercise of the auction or sell-off of the Pledged Shares hereunder. How Pledgee exercises the Pledge and any other remedy measures available to Pledgee shall not affect the validity of the remaining Pledge or any other remedy measures available to Pledgee.

28.	Assignment

9.6	Without the prior written consent of Pledgee, Pledgor and Party C shall not assign or delegate their rights and obligations under this Agreement.

9.7	This Agreement shall be binding upon the legal assigns (for the avoidance of doubt, the legal assigns of Pledgor shall include any individual or entity who becomes a shareholder of Party C upon assignment of the shareholder’s rights of Pledgor, excluding any individual or entity who becomes a shareholder of Party C due to the exercise of rights under the Exclusive Option Agreement by Pledgee or any third party designated by Pledgee) or successors of the Parties. The successors or permitted assigns (if any) of Pledgor and Party C shall continue to perform the obligations of Pledgor and Party C under this Agreement and be legally bound by this Agreement. Pledgor hereby undertakes to Pledgee that it has made all appropriate arrangements and executed all necessary documents to ensure that in the occurrence of its death, incapacity, bankruptcy, divorce or any other circumstances that may affect its exercise of relevant rights as a shareholder, its heirs, guardians, creditors, spouses or other persons who may acquire the shares of Party C or relevant rights shall not affect or hinder the performance of this Agreement.

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9.8	At any time, Pledgee may assign any and all of its rights and obligations under the Transaction Documents and this Agreement to its designees (natural/legal persons), in which case the assigns shall have the rights and obligations of Pledgee under this Agreement, as if they were the original Parties hereto. When Pledgee assigns the rights and obligations under the Transaction Documents and this Agreement, upon request by Pledgee, Pledgor shall execute relevant agreements or other documents in connection with such assignment.

9.9	In the event of a change of Pledgee due to assignment, upon the request of Pledgee, Pledgor shall execute a new pledge agreement with the new pledgee in accordance with the same terms and conditions of this Agreement, and register the same with the relevant registration authority.

9.10	Pledgor shall strictly abide by the provisions of this Agreement and other contracts jointly or severally executed by the Parties hereto or any of them, including the Exclusive Option Agreement, the Mandate Agreement (as amended from time to time), perform its obligations hereunder and thereunder and refrain from any action/omission that may affect the validity and enforceability hereof and thereof. Pledgor shall not exercise any remaining rights with respect to the Pledged Shares hereunder unless in accordance with the written instructions given by Pledgee.

29.	Termination and Term

10.5	Upon full and complete performance of all Agreementual Obligations under the Transaction Documents by Pledgor and Party C, Pledgee shall, upon request of Pledgor, release the Pledge of the Pledged Shares hereunder as soon as reasonably practicable and cooperate with Pledgor to deregister the Pledge from the shareholders’ register of Party C and file the deregistration of the Pledge with the relevant registration authority.

10.6	In case the operation term of a Party expires during the term of this Agreement, that Party is obligated to timely apply for the extension of the operation term to the competent authorities, and ensure that the extended business license is obtained prior to the expiration of the operation term. Pledgee may terminate this Agreement unilaterally upon thirty (30) days prior notice. Unless otherwise required by applicable laws, Pledgor and Party C shall not have the right to terminate or dissolve this Agreement in any event.

10.7	The term of this Agreement shall continue until the full performance of the Agreementual Obligations or the full service of the Secured Indebtedness.

10.8	This Article 10.4 and Articles 12, 13 and 14 of this Agreement shall survive the termination of this Agreement.

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30.	Handling Fees and Other Expenses

All fees and out-of-pocket expenses relating to this Agreement, including but not limited to attorneys’ fees, costs of production, stamp tax and any other tax and fee, shall be borne by Party C. If the Pledgee is required to bear relevant taxes and fees by applicable laws, Pledgor shall cause Party C to fully reimburse all taxes and fees already paid by Pledgee.

31.	Confidentiality

The Parties confirm that any oral or written information exchanged in connection with this Agreement shall be considered confidential information. Each Party shall keep all such information confidential and shall not disclose any relevant information to any third party without the written consent of the other Parties, except for the information that: (1) is or will be in the public domain (other than as a result of the receiving Party’s disclosure to the public); (2) is required to be disclosed in accordance with applicable laws or rules or provisions of any stock exchange; or (3) is required to be disclosed by any Party to its legal counsels or financial advisors in connection with the transactions contemplated hereby, provided, however, that such legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Article. If the staff or agencies engaged by any Party disclose any confidential information, such Party shall be deemed to have disclosed such confidential information and shall bear legal liabilities for breach of this Agreement. This Article shall survive the termination of this Agreement for any reason.

32.	Governing Law and Resolution of Disputes

13.5	The execution, effectiveness, interpretation and performance of this Agreement and the resolution of disputes arising hereunder shall be governed by the formally promulgated and publicly available laws of the PRC.

13.6	In the event of any dispute with respect to the interpretation and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within thirty (30) days after either Party’s written request to the other Party for resolution of the dispute through negotiations, either Party may submit the relevant dispute to China International Economic and Trade Arbitration Commission (CIETAC) for arbitration, in accordance with its arbitration rules in effect at the time of applying for arbitration. The arbitration shall be conducted in Shanghai. The arbitral award shall be final and binding upon all Parties. The Party initiating the arbitration and the responding Party shall each appoint one arbitrator, and the third arbitrator shall be appointed by CIETAC.

13.7	In the event of any disputes arising from the interpretation and performance of this Agreement or during the pending arbitration of any dispute, except for the matters in dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

13.8	After the arbitration award is effective, any Party may apply to a court with competent jurisdiction for enforcement of such award.

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33.	Notices

14.1	All notices and other communications required or permitted to be given pursuant to this Agreement shall be personally delivered or sent by registered mail, postage prepaid, commercial courier service, facsimile or email to the contact address of such Party. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

	14.1.1	Notices given by personal delivery, courier service or registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the mailing address specified in notices.

	14.1.2	Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

	14.1.3	Notices given by e-mail shall be deemed effectively given on the date on which the e-mail is successfully transmitted if the sender receives the system information showing successful transmission or does not receive the system information within twenty-four (24) hours indicating non-delivery or return of the e-mail.

14.2	Any Party may change its mailing address for notices at any time by giving notice to the other Parties in accordance with this Article.

34.	Severability

In the event that one or several provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or impaired in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of such invalid, illegal or unenforceable provisions.

35.	Entire Agreement

Unless as amended, supplemented or modified in writing after the execution of this Agreement, this Agreement shall constitute the entire and only agreement of the Parties hereto with respect to the subject matter hereof, and shall supersede all prior oral and written consultations, representations, contracts, understandings and communications of the Parties in respect of the subject matter of this Agreement. Any amendments or supplements to this Agreement shall be in writing. Except for the assignment by Pledgee of its rights hereunder pursuant to Article 9, the amendments of or supplements to this Agreement shall become effective only upon duly execution by the Parties hereto.

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36.	Non-Waiver

No exemption or grace period granted by Pledgee to Pledgor concerning any breach by Pledgee or delay by Pledgee in exercising any of its rights under the Transaction Documents or other agreements directly related thereto shall affect any of the rights of Pledgee under the Transaction Documents or other agreements directly related thereto or the laws of the PRC, nor shall it prejudice the rights of Pledgee to demand at any time hereafter the strict performance by Pledgor of the rights under the Transaction Documents or other agreements directly related thereto or the rights of Pledgee in relation to Pledgor’s subsequent breach of the obligations under the Transaction Documents or other agreements directly related thereto.

37.	Attachments

Attachments set forth herein shall be an integral part of this Agreement.

38.	Effectiveness

19.3	This Agreement shall become effective on the date when the Parties execute this Agreement. Any amendment, modification and supplement to this Agreement shall be in writing and shall become effective upon signature or seal of the Parties.

19.4	This Agreement is written in Chinese in a number of counterparts. Each Party shall hold one (1) copy, and the remaining copies shall be reserved for the application for registration of the Share Pledge with the Registration Authority. Each copy of this Agreement shall have the same validity.

Signature Page to Follow —

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[Signature Page to Share Pledge Agreement]

Party A:

Beijing NeoTV Cultural Communication Co., Ltd. (Seal)

By:
Name:
Position:	Legal Representative

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[Signature Page to Share Pledge Agreement]

Party B:

CITIC Securities Company Limited

By:
Name:
Position:

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[Signature Page to Share Pledge Agreement]

Party C:

Shanghai NeoTV Cultural Communication Co., Ltd.

By:
Name:
Position:	Legal Representative

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Appendixes:

I: Share Certificate of Shanghai NeoTV Cultural Communication Co., Ltd.

II: Register of Shareholders of Shanghai NeoTV Cultural Communication Co., Ltd.

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Appendix I

Share Certificate of Shanghai NeoTV Cultural Communication Co., Ltd.

(No.: 006)

Company Name:	Shanghai NeoTV Cultural Communication Co., Ltd.

Date of Incorporation:	April 26, 2006

Registered Capital and Total Share Capital:	RMB 62,344,800, divided into 62,344,800 shares of RMB1.00 each

Name of Shareholder:	CITIC Securities Company Limited

Shareholder’s ID Card Number/Unified Social Credit Code:	914403001017814402

Number of Shares Held:	756,000 Shares

Note:	It is hereby certified that CITIC Securities Company Limited holds 756,000 shares of Shanghai NeoTV Cultural Communication Co., Ltd., representing 1.2126% of the total share capital of Shanghai NeoTV Cultural Communication Co., Ltd. (corresponding to the registered capital of RMB 756,000). In accordance with the Share Pledge Agreementexecuted on ___________, 2022, all 35,055,008 shares shall be pledged to Beijing NeoTV Cultural Communication Co., Ltd., and the pledge registration formalities with the registration authority shall be completed.

Shanghai NeoTV Cultural Communication Co., Ltd. (Seal)

By:
Name:
Position:	Legal Representative
Date:	2022

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Appendix II

Shanghai NeoTV Cultural Communication Co., Ltd.

_ _ _ _ _ _ 2022

Name:	ID Card Number/Unified Social Credit Code	Number of Shares Held and Certificate Number for the Shares Held	Share Pledge
CITIC Securities Company Limited	914403001017814402	Share Certificate No.: 006 Number of Shares Held: 756,000; Shareholding Ratio: 1.2126%	All of the 756,000 shares held by CITIC Securities Company Limited (representing 1.2126% of the total share capital) have been pledged to Beijing NeoTV Cultural Communication Co., Ltd.

Company: Shanghai NeoTV Cultural Communication Co., Ltd. (Seal)

By:
Name:
Position:	Legal Representative

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